Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Dana Engineering Ltd [Member]
$ in Thousands
Feb. 06, 2019 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets excluding cash acquired	$ (9,270)
Intangible assets	5,311
Deferred taxes	(1,138)
Non-controlling interests	(5,235)
Goodwill	9,746
Total assets acquired net of acquired cash	$ (586)